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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  December 10, 2004
                                                  ------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

    Illinois                        0-1349                        04-1864170
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 (State or other                 (Commission                    (IRS Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)

         225 Windsor Drive, Itasca,IL                               60143
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   Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (630) 875-5300
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 MATERIAL DEFINITIVE AGREEMENT

On December 10, 2004, Enesco Group, Inc. sold its warehouse and distribution facility at 2200 South Busse Road, Elk Grove Village, IL to CenterPoint Properties Trust (CenterPoint) for approximately $19.8 million. Enesco is leasing back the facility from CenterPoint. The lease has a five year term, with an option to renew and a termination provision.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Enesco Group, Inc.
                                            ------------------------------------
                                                     (Registrant)



Date: 12-13-04                              By: /s/ George R. Ditomassi
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                                                George R. Ditomassi
                                                Interim Chief Executive Officer





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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

   99 Agreement to Purchase Industrial Building between Enesco Group, Inc. and CenterPoint Properties Trust dated December 10, 2004.